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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)     May 2, 2001




                            WESTERN RESOURCES, INC.
            (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (IRS Employer
Incorporation)                        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300
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                            WESTERN RESOURCES, INC.

Item 5.  Other Events

         Western Resources, Inc. (Western) and Westar Industries, Inc. (Westar) have entered into an Amendment to the Asset Allocation and Separation Agreement dated as of November 8, 2000. Among other things, the amendment requires that the proceeds of the previously announced rights offering by Westar, and the proceeds of any sale of certain unregulated assets by Westar, be used to reduce or minimize third-party debt of Western's electric utilities.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 10.1 - Amendment No. 1 to Asset Allocation and Separation Agreement dated as of May 2, 2001 between Western Resources, Inc. and Westar Industries, Inc.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date May 2, 2001                  By      /s/ James A. Martin
    ----------------                ---------------------------------
                                        James A. Martin, Senior Vice
                                          President and Treasurer
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                                 EXHIBIT INDEX



Exhibit Number                                 Description of Exhibit

10.1 Amendment No. 1 to Asset Allocation and Separation Agreement dated as of May 2, 2001 between Western Resources, Inc. and Westar Industries, Inc.